Ultra Series Fund
Supplement Dated June 25, 2019

This Supplement amends the Prospectus and Statement of Additional Information (SAI)
of the Ultra Series Fund dated May 1, 2019

Large Cap Growth Fund
Currently the Large Cap Growth Fund is co-managed by Matt Hayner, CFA, and Adam Sweet, CFA. Effective June 30, 2019, Mr. Sweet will be replaced by Richard Eisinger as co-manager of the fund.

As a result of the foregoing, all references in the prospectus and SAI to Mr. Sweet as co-manager of the fund are deleted, and the disclosure related to Portfolio Management is amended as noted below.

Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Matt Hayner, CFA (Vice President, Portfolio Manager) and Richard Eisinger (Head of Equities and Portfolio Manager) co-manage the fund. Mr. Hayner has served in this capacity since May 2018 and Mr. Eisinger has served in this capacity since June 2019.

Prospectus – Portfolio Management
The Large Cap Growth Fund is co-managed by Matt Hayner, CFA, and Richard Eisinger. Mr. Hayner, Vice President and Portfolio Manager of Madison, has co-managed the fund since May 2018. Mr. Hayner has been a member of the Madison equity team since joining the firm in 2002. Mr. Eisinger, Head of Equities and Portfolio Manager of Madison, has co-managed the fund since June 2019. Mr. Eisinger has served as portfolio manager on the U.S. Equity Team since 1998 with primary responsibility for management of the firm’s mid-cap equity portfolios since he joined the firm in 1998. He also serves as an equity analyst on the team.

Please keep this Supplement with your records.

USF-STATPRO SUP (0619)